Exhibit 32.2

Certification of CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of CDRV Investors, Inc. (the “Company”) for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jack L. Wyszomierski, as Executive Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to the § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JACK L. WYSZOMIERSKI
Name: Jack L. Wyszomierski
Title: Executive Vice President and Chief Financial Officer
Date: March 31, 2006